UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

December 15, 2011

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2011, ON Semiconductor Corporation (the “Company”) entered into an Indenture (the “Indenture”) dated as of December 15, 2011 between the Company, Deutsche Bank Trust Company Americas, as trustee, paying agent, conversion agent, transfer agent and registrar and the subsidiary guarantors listed therein (“Subsidiary Guarantors”), relating to the issuance of up to $198,763,000 aggregate principal amount of the Company’s new 2.625% Convertible Senior Subordinated Notes Due 2026, Series B (the “New Notes”).

The New Notes were issued beginning on December 15, 2011 when the Company closed the exchange offer with certain holders (the “Holders”) of its 2.625% Convertible Senior Subordinated Notes Due 2026 (the “Old Notes”) pursuant to the terms of its previously announced, privately negotiated exchange agreements (the “Exchange Agreements”) with the Holders. Pursuant to the terms of the Exchange Agreements, the Holders exchanged (the “Exchange”) an aggregate of $198,552,000 principal amount of the Old Notes held by the Holders for an equal aggregate principal amount of the Company’s New Notes and cash consideration.

The terms of the Indenture and the New Notes are described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“Commission”) on December 7, 2011, which is incorporated by reference herein. The New Notes can be accelerated upon the occurrence of customary events of default, generally including the Company’s failure to comply with its obligations in the Indenture, in certain cases, after a grace period. However, the New Notes are subordinated in right of payment, to the extent and in the manner provided in the Indenture, to the prior payment of senior indebtedness of the Company and the Subsidiary Guarantors. Deutsche Bank Trust Company Americas and its affiliates may provide banking, investment and other services to us and our affiliates from time to time. The description of the Indenture is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The terms of the Indenture and the New Notes described in the Company’s Current Report on Form 8-K, filed with the Commission on December 7, 2011, is also incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The disclosure under Item 3.02 and the terms of the Indenture and the New Notes described in the Company’s Current Report on Form 8-K, filed with the Commission on December 7, 2011, is also incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit No.	Description

4.1	Indenture dated as of December 15, 2011 among the Company, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as Trustee

4.2	Form of Note for the 2.625% Convertible Senior Subordinated Notes due 2026, Series B (incorporated by reference from Exhibit A to Exhibit 4.1 referenced above)

99.1	News release from the Company entitled “ON Semiconductor Completes a Private Exchange for $199 Million of its 2.625% Convertible Senior Subordinated Notes Due 2026”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: December 19, 2011	By:	/s/ DONALD A. COLVIN
Donald A. Colvin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated as of December 15, 2011 among the Company, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as Trustee

4.2	Form of Note for the 2.625% Convertible Senior Subordinated Notes due 2026, Series B (incorporated by reference from Exhibit A to Exhibit 4.1 referenced above)

99.1	News release from the Company entitled “ON Semiconductor Completes a Private Exchange for $199 Million of its 2.625% Convertible Senior Subordinated Notes Due 2026”

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